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                                                                    Exhibit 10.3

                          SECURITY AGREEMENT SUPPLEMENT

                                                                  March 17, 2005

JPMorgan Chase Bank, N.A.
     as the Administrative Agent for the
     Secured Parties referred to in the
     Credit Agreement referred to below

270 Park Avenue, 4th Floor
New York, NY 10017
Attn: Edmond DeForest

                                    UGS CORP.

Ladies and Gentlemen:

            Reference is made to (i) the Credit Agreement, dated as of May 27, 2004 and as amended and restated as of February 28, 2005 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among UGS Corp., a Delaware corporation, as a Borrower, the Overseas Borrowers from time to time party thereto, UGS Holdings, Inc., a Delaware corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., as the L/C Issuer, the Swing Line Lender and the Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), and the other Agents named therein, and (ii) the Security Agreement, dated as of May 27, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

            Section 1. Grant of Security. The undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

            Section 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Finance Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

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            Section 3. Supplements to Security Agreement Schedules. The
undersigned has attached hereto supplemental Schedules I through VI to Schedules I through VI, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

            Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement (as supplemented by the attached supplemental schedules) as of the date hereof.

            Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

            Section 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,

                                    UGS ISRAELI HOLDINGS, INC.

                                    By: /s/ Douglas E. Barnett
                                        ----------------------------------------
                                        Name: Douglas E. Barnett
                                        Title: Senior Vice President,
                                               Chief Financial Officer,
                                               Treasurer and Assistant Secretary

                                         Address for Notices:
                                         5800 Granite Parkway, Suite 600
                                         Plano, TX 75024